EXHIBIT 10.68


                             FISCAL AGENCY AGREEMENT

                                      Among


                          NORTHERN NATURAL GAS COMPANY,
                                     Issuer


                                  ENRON CORP.,
                                    Guarantor


                                       and


                     CONTINENTAL BANK, NATIONAL ASSOCIATION,
                                  Fiscal Agent



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                             Dated as of May 4, 1993

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                       6 7/8% Senior Notes due May 1, 2005


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                                TABLE OF CONTENTS

                                                                          Page


RECITALS OF THE ISSUER                                                         1
RECITALS OF THE GUARANTOR                                                      1
                  1.    The Securities                                         1
                        (a)      General                                       1
                        (b)      Form of Securities and Guarantees;
                                 Denominations of Securities                   2
                        (c)      Temporary Securities                          2
                        (d)      Legends                                       2
                        (e)      Book-Entry Provisions                         3
                  2.    Fiscal Agent; Other Agents                             3
                  3.    Authentication                                         4
                  4.    Payment and Cancellation                               4
                        (a) Payment                                            4
                        (b) Cancellation                                       5
                  5.    Exchange of Securities                                 5
                  6.    Register; Record Date for Certain Actions              6
                  7.    Delivery of Certain Information                        7
                        (a)      Non-Reporting Issuer                          7
                        (b)      Non-Reporting Guarantor                       7
                        (c)      Information After Three Years                 7
                        (d)      Periodic Reports                              8
                  8.    Conditions of Fiscal Agent's Obligations               8
                        (a)      Compensation and Indemnity                    8
                        (b)      Agency                                        9
                        (c)      Advice of Counsel                             9
                        (d)      Reliance                                      9
                        (e)      Interest in Securities, etc.                  9
                        (f)      Certifications                                9
                        (g)      No implied Obligations                        9
                        (h)      No Liability                                  9
                        (i)      No Inquiry                                    9
                  9.    Resignation and Appointment of Successor              10
                        (a)      Fiscal Agent and Paying Agent                10
                        (b)      Resignation                                  10
                        (c)      Successors                                   10
                        (d)      Acknowledgement                              11
                        (e)      Merger, Consolidation, etc.                  11
                  10.   Payment of Taxes                                      11



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                  11.   Assumption of the Securities by the Guarantor         11
                  12.   Amendments                                            12
                        (a)      Approval                                     12
                        (b)      Binding Nature of Amendments, Notice,
                                 Notations, etc.                              12
                        (c)      "Outstanding" Defined                        13
                  13.   Governing Law                                         13
                  14.   Notices                                               13
                  15.   Defeasance (Legal and Covenant)                       14
                        (a)      Issuer's and Guarantor's Option to
                                 Effect Defeasance or Covenant                14
                                 Defeasance
                        (b)      Defeasance and Discharge                     14
                        (c)      Covenant Defeasance                          14
                        (d)      Conditions to Defeasance and Covenant
                                 Defeasance                                   14
                        (e)      Deposit in Trust; Miscellaneous              16
                        (f)      Reinstatement                                16
                  16.   Headings                                              16
                  17.   Counterparts                                          16
                  18.   Successors and Assigns                                17
                  19.   Separability Clause                                   17

                        EXHIBIT A FORM OF SECURITY

                        EXHIBIT B FORM OF GUARANTEE

                        NOTE: This table of contents shall not be deemed to be a part of the Fiscal Agency Agreement for any purpose.


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         FISCAL AGENCY AGREEMENT, dated as of May 4, 1993, among NORTHERN
NATURAL GAS COMPANY, a corporation duly organized under the laws of the State of Delaware (the "Issuer"), ENRON CORP., a corporation duly organized under the laws of the State of Delaware (the "Guarantor") and CONTINENTAL BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Fiscal Agent.

                             RECITALS OF THE ISSUER

         The Issuer has duly authorized the creation of an issue of its 6 7/8% Senior Notes due May 1, 2005 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Fiscal Agency Agreement.

         All things necessary to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Fiscal Agency Agreement a valid agreement of the Issuer, in accordance with their and its terms, have been done.

                            RECITALS OF THE GUARANTOR

         The Guarantor has duly authorized the Guarantees (as defined below) provided for herein, and to provide therefor the Guarantor has duly authorized the execution and delivery of this Fiscal Agency Agreement.

         All things necessary to make the Guarantees, when endorsed on the Securities to which they relate and executed by the Guarantor, the valid obligations of the Guarantor, and to make this Fiscal Agency Agreement a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

         1. The Securities.

                  (a) General. The aggregate principal amount of Securities which may be authenticated and delivered under this Agreement is limited to $l00,000,000 except for Securities authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of other Securities pursuant to the provisions of this Agreement or the Securities. The Securities will be unconditionally guaranteed as to payment of principal and interest by the Guarantor pursuant to guarantees (the "Guarantees") endorsed upon the Securities and duly executed by the Guarantor.

         The Securities shall be known and designated as the 6 7/8% Senior Notes due May 1, 2005 of the Issuer. The Securities will be unsecured, direct, unconditional and general obligations of the Issuer and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Issuer. The Securities will cease to be obligations of the Issuer if they are assumed by the Guarantor pursuant to Section 11 hereof.

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                  (b) Form of Securities and Guarantees; Denominations of
Securities. The Securities will be issued in registered form without coupons in substantially the form of Exhibit A hereto and in minimum denominations of $250,000 and in integral multiples of $1,000 in excess of $250,000. The Guarantees will be in substantially the form of Exhibit B hereto. The Securities and the Guarantees shall be executed manually or in facsimile on behalf of the Issuer and the Guarantor, respectively, by its Chairman of the Board, President or a Vice President and by its Secretary or an Assistant Secretary (the "Authorized Officers"), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Securities or Guarantees, as the case may be, or did not hold such offices at the date of such Securities or Guarantees, as the case may be. The Securities and the Guarantees may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith, be determined by the Authorized Officers of the Issuer executing such Securities and the Authorized Officers of the Guarantor executing the Guarantees endorsed thereon, as conclusively evidenced by their execution of such Securities and Guarantees. All of the Securities and the Guarantees shall be otherwise substantially identical except as to denominations of Securities and as provided herein.

                  (c) Temporary Securities. Until definitive Securities with Guarantees endorsed thereon are prepared, the Issuer may execute, and there shall be authenticated and delivered in accordance with the provisions of
Section 3 hereof (in lieu of definitive printed Securities), temporary Securities having Guarantees endorsed thereon. Such temporary Securities may be in registered global form. Such temporary Securities shall be subject to the same limitations and conditions and entitled to the same rights and benefits as definitive Securities with Guarantees endorsed thereon, except as provided herein or therein. Temporary Securities having Guarantees endorsed thereon shall be exchangeable for definitive Securities with Guarantees endorsed thereon when such definitive Securities are available for delivery; and upon the surrender for exchange of such temporary Securities, the Issuer and the Guarantor shall execute and there shall be authenticated and delivered, in accordance with the provisions of Sections 5 and 6 hereof, in exchange for such temporary Securities, a like aggregate principal amount of definitive Securities of like tenor. The Issuer shall pay all charges, including (without limitation) stamp and other taxes and governmental charges, incident to any exchange of temporary Securities for definitive Securities. All temporary Securities shall be identified as such and shall describe the right of the holder thereof to effect an exchange for definitive Securities and the manner in which such an exchange may be effected.

                  (d) Legends. Securities shall be stamped or otherwise be imprinted with the legends set forth on the face of the text of the Securities attached as Exhibit A hereto and any legend pursuant to Section 1(c) or 1(e) hereof. The legends so provided on the face of the text of the Securities may be removed from any Security, upon written order signed in the name of the Issuer by its Chairman of the Board, President or a Vice President and by its Secretary or an Assistant Secretary and delivered to the Fiscal Agent ("Order"), (i) three years from the later of issuance of the Security or the date such Security (or any predecessor) was last acquired from an "affiliate" of the Issuer or the Guarantor within the meaning of Rule 144 under the Securities Act of 1933, as amended, (the "Act") or (ii) in connection with a sale made pursuant to the volume (and other restrictions) of Rule 144 under the Act following two years from such time, provided that, if the legend is removed and the Security is subsequently held by such an affiliate of the Issuer or the Guarantor, the legend shall be reinstated. Any legends provided pursuant to Sections 1(c) and
(e) hereof may be removed as provided in such Sections.

                  (e) Book-Entry Provisions. This Section 1(e) shall apply only to global Securities deposited with or on behalf of a depository located in the United States (a "U.S. Depository").

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         The Securities will be issued initially in the form of one or more registered global Securities deposited with or on behalf of a U.S. Depository, that (i) shall be registered in the name of the U.S. Depository for such global Security or Securities or the nominee of such U.S. Depository, (ii) shall be delivered by the Fiscal Agent to such U.S. Depository or pursuant to such U.S. Depository's instruction and (iii) shall bear a legend substantially to the following effect: "Unless this certificate is presented by an authorized representative of [insert name and address of Depository] to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [insert name of nominee of Depository], or such other name as is requested by an authorized representative of [insert name of Depository], and any payment hereon is made to [insert name of nominee of Depository], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, [insert name of nominee of Depository], has an interest herein."

         Members of, or participants in, a U.S. Depository ("Agent Members") shall have no rights under this Fiscal Agency Agreement with respect to any global Security held on their behalf by a U.S. Depository or under the global Security, and such U.S. Depository may be treated by the Issuer, the Guarantor, the Fiscal Agent, and any agent of the Issuer, the Guarantor or the Fiscal Agent as the owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Guarantor, the Fiscal Agent, or any agent of the Issuer, the Guarantor or the Fiscal Agent, from giving effect to any written certification, proxy or other authorization furnished by a U.S. Depository or impair, as between a U.S. Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         So long as the U.S. Depository is the registered owner of Securities, the U.S. Depository will for all purposes of the Securities and this Agreement be considered the sole owner or holder of such Securities. Until such time as definitive Securities may be issued, beneficial owners of Securities will not be entitled to have Securities registered in their names, will not receive or be entitled to receive physical delivery of Securities in definitive form, and will not be considered the owners or holders thereof under this Agreement for any purpose.

         If (i) the Issuer notifies the Fiscal Agent in writing that the U.S. Depository is no longer willing or able to act as a depository and the Issuer is unable to locate a qualified successor within 90 days or (ii) the Issuer notifies the Fiscal Agent in writing to cause the issuance of Securities in definitive form, then, upon surrender by the global Security holder of its global Security, Securities in such form will be issued to each person that such global Security holder and the U.S. Depository identifies as the beneficial owner of the related Securities. Upon such issuance, the Fiscal Agent shall register such Securities in the name of, and cause the same to be delivered to, such person or persons (or the nominee thereof).

         2. Fiscal Agent; Other Agents.

         The Issuer and the Guarantor hereby appoint Continental Bank, National Association acting through its corporate trust office at 231 South LaSalle Street, Chicago, Illinois, as fiscal agent of the Issuer and the Guarantor, in respect of the Securities and the Guarantees, upon the terms and subject to the conditions herein set forth, and Continental Bank, National Association hereby accepts such appointment. Continental Bank, National Association, and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 8 hereof, are herein called the "Fiscal Agent." The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and the Guarantees and hereby and such further powers and authority to act on behalf of the Issuer and the Guarantor as may be mutually agreed upon by the Issuer, the Guarantor and the Fiscal Agent. All of the terms and provisions with respect to such powers and authority contained in the Securities and the Guarantees are subject to and governed by the terms and provisions hereof.

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         The Issuer and Guarantor may appoint one or more agents (a "Paying
Agent" or "Paying Agents") for the payment (subject to applicable laws and regulations) of the principal of and interest on the Securities, and one or more agents (a "Transfer Agent" or "Transfer Agents") for the transfer and exchange of Securities, at such place or places as the Issuer may determine; provided, however, the Issuer shall at all times maintain a Paying Agent or agent thereof and Transfer Agent or agent thereof in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent). The Issuer and Guarantor initially appoint the Fiscal Agent as Paying Agent and Transfer Agent. The Issuer shall promptly notify the Fiscal Agent of the name and address of each Paying Agent and Transfer Agent appointed, and will notify the Fiscal Agent of the resignation or termination of any Paying Agent or Transfer Agent. Subject to the provisions of Section 9(c) hereof, the Issuer and Guarantor may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent.

         The Issuer shall cause notice of any resignation, termination or appointment of any Paying Agent or Transfer Agent or of the Fiscal Agent and of any change in the office through which any such Agent will act to be given as provided in the text of the Securities.

         3.       Authentication.

         The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the Issuer for the purposes of the original issuance of the Securities, (i) to authenticate said Securities in an aggregate principal amount not in excess of $100,000,000 and to deliver said Securities with Guarantees endorsed thereon in accordance with an Order or Orders and (ii) thereafter to authenticate and deliver said Securities with Guarantees endorsed thereon in accordance with the provisions hereinafter set forth.

         The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.

         4. Payment and Cancellation.

                  (a) Payment. Subject to the following provisions, the Issuer shall provide to the Fiscal Agent in funds available on or prior to each date on which a payment of principal of or any interest on the Securities shall become due, as set forth in the text of the Securities, such amount, in such coin or currency, as is necessary to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and interest, as the case may be, on the Securities set forth herein and in the text of the Securities. The Fiscal Agent shall arrange directly with any Paying Agent who may have been appointed pursuant to the provisions of Section 2 hereof for the payment from funds so paid by the Issuer of the principal of and interest on the Securities as set forth herein and in the text of the Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment of the principal thereof and premium and interest, if any, payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 8(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

         Any interest on the Securities shall be paid, unless otherwise provided in the text of the Securities, to the persons (the "registered owners") in whose names such Securities are registered on the register maintained pursuant to
Section 6 hereof at the close of business on the record dates designated in the text of the Securities. Payments of principal of Securities shall be payable against surrender thereof at the corporate trust office or office of an agent of the Fiscal Agent and at the offices of such other Paying Agents as shall have been appointed pursuant to Section 2 hereof. Payments of principal shall be made against surrender of Securities, and payments of interest on Securities shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the register of the Securities maintained pursuant to Section 6 hereof, or, in the case of payments of principal, to such other address as the registered owner shall provide in writing at the time of such surrender; provided, however, that such payments may be made, in the case of a registered owner of greater than $1,000,000 aggregate principal amount of Securities, by transfer to an account maintained by the payee with a bank if such registered owner so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payment is to be made.

                  (b) Cancellation. All Securities delivered to the Fiscal Agent (or any other Agent appointed pursuant to Section 2 hereof) for payment, redemption, registration of transfer or exchange as herein or in the Securities provided shall be forwarded to the Fiscal Agent by the Agent to which they are delivered. All such Securities shall be cancelled and destroyed by the Fiscal Agent or such other person as may be jointly designated by the Issuer and the Fiscal Agent, which shall thereupon furnish certificates of such destruction to the Issuer and Guarantor.

         5. Exchange of Securities.

         The Fiscal Agent, or its agent duly authorized by the Fiscal Agent, is hereby authorized from time to time in accordance with the provisions of the Securities, Section 1(e) and of this Section to authenticate and deliver:

         (i) Securities in exchange for or in lieu of Securities of like tenor and of like form which become mutilated, destroyed, stolen or lost; and

         (ii) registered Securities of authorized denominations in exchange for a like aggregate principal amount of Securities of like tenor and of like form.

         The Securities shall be dated the date of their authentication by the Fiscal Agent. Each Security authenticated and delivered upon any transfer or exchange for or in lieu of the whole or any part of any Security shall carry all the rights if any, to interest accrued and unpaid and to accrue which were carried by the whole or such part of such Security. All Securities issued in exchange for Securities will have Guarantees endorsed thereon. Notwithstanding anything to the contrary herein contained, such new Security shall be so dated that neither gain nor loss in interest shall result from such transfer or exchange.

         6. Register; Record Date for Certain Actions.

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         The Fiscal Agent, as agent of the Issuer and the Guarantor, shall maintain at its corporate trust office in Chicago, Illinois and at its agent's office in the Borough of Manhattan, The City of New York, a register for the Securities for the registration and registration of transfers of the Securities. Upon presentation for the purpose at the said office of the Fiscal Agent or its agent of any Security, accompanied by a written instrument of transfer in the form approved by the Issuer, the Guarantor and the Fiscal Agent (it being understood that, until notice to the contrary is given to holders of Securities, the Issuer, the Guarantor and the Fiscal Agent shall each be deemed to have approved the form of instrument of transfer, if any. printed on any definitive Security), executed by the registered holder, in person or by such holder's attorney thereunto duly authorized in writing, such Security shall be transferred upon the register for the Securities, and a new Security of like tenor shall be authenticated and issued with a Guarantee endorsed thereon in the name of the transferee. Transfers and exchanges of Securities shall be subject to Section 1(e), to such restrictions as shall be set forth in the text of the Securities and to such reasonable regulations as may be prescribed by the Issuer, the Fiscal Agent and the Guarantor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired and each such registration shall be noted on the Security register. No service charge shall be made for any registration, registration of transfer or exchange of Securities, but, except as otherwise provided herein with respect to the exchange of temporary Securities for definitive Securities, the Fiscal Agent (and any Transfer Agent or authenticating agent appointed pursuant to Section 2 or 3 hereof, respectively) may require payment of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith and any other amounts required to be paid by the provisions of the Securities.

         Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities in exchange for other Securities.

         Neither the Fiscal Agent nor any Transfer Agent shall be required to make registrations of transfer or exchange of Securities during any periods set forth in the text of the Securities.

         Upon receipt by the Fiscal Agent of any written demand, request or notice with respect to any matter on which the holders of Securities are entitled to act under this Agreement, a record date shall be established for determining holders of Outstanding Securities entitled to join in such demand, request or notice, which record date shall be at the close of business on the day the Fiscal Agent receives such demand, request or notice. The holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to join in such demand, request or notice, whether or not such holders remain holders after such record date; provided, however, unless the holders of the requisite principal amount of the outstanding Securities shall have joined in such demand, request or notice prior to the day which is the ninetieth day after such record date, such demand, request or notice shall automatically and without further action by any holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a holder, or a proxy of a holder, from giving, (i) after expiration of such 90-day period, a new demand, request or notice identical to a demand, request or notice which has been cancelled pursuant to the proviso in the preceding sentence or (ii) during any such 90-day period, a new demand, request or notice contrary to or different from such demand, request or notice, in either of which events a new record date shall be established pursuant to the provisions of this paragraph.

         The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the persons entitled to consent to or approve any action or waive any term, provision or condition of any covenant of this Agreement. If a record date is fixed, the holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to consent to or approve any such action or waive any such term, provision, condition or covenant, whether or not such holders remain holders after such record date; provided, however, that unless such consent, waiver or approval is obtained from the requisite principal amount of holders of Outstanding Securities, or their duly designated proxies, prior to the date which is the ninetieth day after such record date, any such consent, waiver or approval previously given shall automatically and without further action by any holder be cancelled and of no further effect.

         7. Delivery of Certain Information.

                  (a) Non-Reporting Issuer. Subject to subsection (c), as long as the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), at any time, upon the request of a registered holder of a Security, the Issuer, or the Fiscal Agent upon request by and at the expense of the Issuer, will promptly furnish or cause to be furnished "Rule 144A Information" (as defined below) with respect to the Issuer to such holder or to a prospective purchaser of such Security designated by such holder in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Security by such holder. "Rule 144A Information" with respect to the Issuer or the Guarantor shall be such information with respect to it as is specified pursuant to Rule 144A(d) (4) (i) under the Act (or any successor provision thereto) which, at the date of this Agreement, consists of (x) a very brief statement of the nature of the business, products and services of the Issuer or the Guarantor, as the case may be, (which statement shall be as of a date within 12 months prior to the date of the intended resale) and (y) the most recent financial statements of the Issuer or the Guarantor, as the case may be, and its financial statements for the two fiscal years preceding the period covered in the most recent financial statements. Such financial statements of the Issuer or the Guarantor, as the case may be, shall include its balance sheet (as of a date less than 16 months before the date of the intended resale) and its profit and loss and retained earnings statements (for the twelve month period preceding the date of such balance sheet and, if the balance sheet is not as of a date less than six months before the date of the intended resale, the most recent profit and loss and retained earnings statements shall be for the period from the date of such balance sheet to a date less than six months before the date of the intended resale) and shall be audited to the extent reasonably available.

                  (b) Non-Reporting Guarantor. Subject to subsection (c), at any time that the Guarantor ceases to be subject to Section 13 or 15(d) of the Exchange Act, upon the request of a registered holder of a Security, the Guarantor, or the Fiscal Agent upon request by and at the expense of the Guarantor; will promptly furnish or cause to be furnished Rule 144A Information with respect to the Guarantor to such holder or to a prospective purchaser of such Security designated by such holder in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale by such holder of such Security with a Guarantee endorsed thereon.

                  (c) Information After Three Years. Neither the Issuer, the Guarantor nor the Fiscal Agent shall be required to furnish Rule 144A Information with respect to the Issuer or the Guarantor as contemplated by subsections (a) and (b), (x) to the holder or a prospective purchaser of a Security in connection with any request made on or after the date which is three years from the later of (i) the date such Security (or any predecessor Security) was acquired from the Issuer or the Guarantor or (ii) the date such Security (or any predecessor Security) was last acquired from an "affiliate" of the Issuer or the Guarantor within the meaning of Rule 144 under the Act or (y) at any time to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S under the Act.

                  (d) Periodic Reports. So long as any Securities are Outstanding (as defined in Section 12(c) hereof), each of the Issuer and the Guarantor, or the Fiscal Agent upon request by and at the expense of the Issuer or the Guarantor, as the case may be, will furnish or cause to be furnished to holders of Securities and to the Fiscal Agent, (i) at any time when the Issuer or the Guarantor, as the case may be, is subject to Section 13 or 15(d) of the Exchange Act, copies of its annual and quarterly reports to stockholders and of each report or definitive proxy statement filed with the Securities and Exchange Commission (the "Commission") under the Exchange Act, such reports or statements to be so furnished within 15 days after the due date for filing with the Commission, and (ii) at any time when the Issuer or the Guarantor, as the case may be, is not subject to Section 13 or 15(d) of the Exchange Act, (A) its annual financial statements prepared in accordance with generally accepted accounting principles applied consistently (except as otherwise noted therein) with those of the prior years (together with notes thereto and a report thereon by an independent accounting firm of established national reputation), such report to be so furnished as soon as reasonably available and in any event within 120 days after the end of the fiscal year covered thereby, (B) its unaudited comparative financial statements for each of the first three fiscal quarters and the corresponding quarter of the prior year prepared in accordance with generally accepted accounting principles applied consistently (except as otherwise noted therein) with those of the most recent annual financial statements (which unaudited statements and related notes may be condensed to the extent permitted by Form l0-Q under the Act or any successor form), such statements to be so furnished as soon as reasonably available and in any event within 60 days after the end of the fiscal quarter covered thereby, (C) any other interim reports or financial statements prepared generally for its nonaffiliated investors or lenders, such reports or statements to be so furnished concurrently with their distribution to such investors or lenders, and
(D) at each time of delivery of the financial statements in (A), a certificate ("Officers' Certificate") signed by its Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary, and stating whether or not to the best knowledge of the signers thereof the Issuer or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of the Securities or the Guarantees, as the case may be, or this Agreement and, if the Issuer or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         8. Conditions of Fiscal Agent's Obligations.

         The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer and the Guarantor agree and to all of which the rights of holders from time to time of Securities are subject:

                  (a) Compensation and Indemnity. The Fiscal Agent shall be entitled to reasonable compensation as agreed with the Issuer and the Guarantor for all services rendered by it, and the Issuer and the Guarantor agree promptly to pay such compensation and to reimburse the Fiscal Agent for the reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by it in connection with its services hereunder. The Issuer and the Guarantor also agree to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence or bad faith, arising out of or in connection with its acting as Fiscal Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in the premises. The obligations of the Issuer and the Guarantor under this Section 8(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent.

                  (b) Agency. In acting under this Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Issuer and the Guarantor and does not assume any responsibility for the correctness of the recitals in the Securities or the Guarantees (except for the correctness of the statement in its certificate of authentication on the Securities) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of and any interest on the Securities shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held in respect of the Securities remaining unclaimed at the end of two years after the principal of all of the Securities shall have become due and payable (whether at maturity or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer or the Guarantor, as the case may be, as provided and in the manner set forth in the Securities. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

                  (c) Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer and Guarantor pursuant to Section 2 hereof may consult with their respective counsel or other counsel satisfactory to them, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

                  (d) Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer and Guarantor pursuant to Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed or signed by the proper party or parties.

                  (e) Interest in Securities, etc. The Fiscal Agent, any authenticating agent, and any Paying Agent or Transfer Agent appointed by the Issuer and Guarantor pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such authenticating agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer or the Guarantor, and may act on, or as depository, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer or Guarantor, as freely as if they were not the Fiscal Agent, such authenticating agent, such other Paying Agent or Transfer Agent or such person.

                  (f) Certifications. Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by any Authorized Officer of the Issuer or the Guarantor, as the case may be, and delivered to the Fiscal Agent.

                  (g) No Implied Obligations. The duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Agreement, and the Fiscal Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent.

                  (h) No Liability. The Fiscal Agent shall not be liable for any interest on any funds held by the Fiscal Agent.

                  (i) No Inquiry. The Fiscal Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements of the Securities or other documents on the part of the Issuer or as to the existence of any event of default thereunder.

         9. Resignation and Appointment of Successor.

                  (a) Fiscal Agent and Paying Agent. The Issuer and Guarantor agree, for the benefit of the holders from time to time of the Securities and the Guarantees, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, in good standing and having an established place of business or agency in the Borough of Manhattan, The City of New York, and authorized under such laws to exercise corporate trust powers until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable and monies sufficient to pay the principal of and any interest on the Securities shall have been made available for payment and either paid or returned to the Issuer or the Guarantor, as the case may be, as provided herein and in such Securities.

                  (b) Resignation. The Fiscal Agent may at any time resign by giving written notice to the Issuer and the Guarantor of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than three (3) months from the date on which such notice is given, unless the Issuer and the Guarantor agree to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and the Guarantor and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer and the Guarantor, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall be a bank or trust company organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, in good standing and having and acting through an established place of business or agency in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of U.S. $20,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment by the Issuer pursuant to Section 8 hereof of compensation for services rendered and to reimbursement of reasonable out-of-pocket expenses incurred hereunder.

                  (c) Successors. In case at any time the Fiscal Agent or any Paying Agent in respect of the Securities (if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of the Federal Bankruptcy Act or under the provisions of any similar legislation, or if a receiver of it or its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose or rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer and the Guarantor by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and the Guarantor and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor agent. The Issuer and the Guarantor shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent:

                  (d) Acknowledgement. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer and the Guarantor an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder, and such predecessor, upon payment of its compensation, and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, delivery and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

                  (e) Merger, Consolidation, etc. Any corporation into which the Fiscal Agent hereunder may be merged, or any corporation resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the assets and business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         10. Payment of Taxes.

         The Issuer or the Guarantor, as the case may be, will pay all stamp and other duties, if any, which may be imposed by the United States of America or any political subdivision thereof or taxing authority of or in the foregoing with respect to this Agreement or the issuance of the Securities or the Guarantees.

         11. Assumption of the Securities by the Guarantor.

         The Guarantor may assume the obligations of the Issuer (or any corporation which shall have previously assumed the obligations of the Issuer pursuant to Paragraph 8 of the Securities), under the Securities in whole but not in part, at any time on or after November 12, 1993 for the due and punctual payment of the principal of and interest on, the Securities and the performance of every covenant of this Agreement and the Securities on the part of the Issuer to be performed or observed, provided that as conditions to such assumption:

                  (a) the Guarantor shall expressly assume such obligations by an amendment to this Agreement, executed by the Guarantor, and delivered to the Fiscal Agent;

                  (b) the Guarantor shall have sent, or the Fiscal Agent upon request by and at the expense of the Guarantor shall have sent, to each holder of Securities at its address set forth in the Securities Register at least 30 days prior to the effectiveness of such assumption a notice stating that the Guarantor was electing to assume the Issuer's obligations under the Securities and this Agreement in accordance with this Section 11, setting forth the anticipated effective date of such assumption and stating that upon such assumption the Issuer will be released from its liability as obligor upon the Securities and this Agreement;

                  (c) the Guarantor shall deliver to the Fiscal Agent an opinion of counsel to the effect that holders of the Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of such assumption and that holders of the Securities will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such assumption had not occurred;

                  (d) immediately after giving effect to such transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, shall have occurred and be continuing; and

                  (e) the Guarantor shall have delivered to the Fiscal Agent an Officers' Certificate of the Guarantor and an opinion of counsel, each stating that such assumption and such amendment comply with this
         Section 11 and that all conditions precedent in this Agreement and in the Securities relating to such transaction have been complied with.

         Such assumption shall become effective on the date the conditions set forth above are satisfied. Upon any such assumption, the Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Agreement and in the Securities with the same effect as if the Guarantor had been named as the Issuer herein and in the Securities, and the Issuer (or any successor corporation which shall theretofore have become such), shall be released from its liability as obligor upon the Securities and under this Agreement. Upon such assumption by the Guarantor, the Securities will become unsecured, direct, unconditional and general obligations of the Guarantor ranking pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

         12.      Amendments.

                  (a) Approval. With the written consent of the registered owners of not less than a majority in aggregate principal amount of the Securities then Outstanding (or of such other percentage as may be set forth in the text of the Securities with respect to the action being taken), the Issuer, the Guarantor and the Fiscal Agent may modify, amend or supplement the terms of the Securities, the Guarantees and this Agreement in any way, and the holders of Securities may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities; provided, however, that no such action may, without the consent of the holder of each Security affected thereby, (A) change the due date for the payment of the principal of or any installment of interest on any Security, (B) reduce the principal amount of any Security or the interest rate thereon or any premium payable upon the redemption thereof, (C) change the coin or currency in which or the place at which payment with respect to interest or principal in respect of Securities are payable as required by the proviso of the first sentence of the second paragraph of Section 2 hereof, (D) modify the Guarantees in a manner materially adverse to the holders of the Securities, or (E) reduce the proportion of the principal amount of Securities, the consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given. The Issuer, the Guarantor and the Fiscal Agent may, without the consent of any holder of Securities, amend this Agreement, the Securities or the Guarantees for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision thereof, hereof, or in any manner which the Issuer, the Guarantor and the Fiscal Agent may determine that shall not be inconsistent with the Securities and Guarantees and shall not adversely affect the interest of any holder of Securities and related Guarantees.

         It shall not be necessary for the consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such consent shall approve the substance thereof.

                  (b) Binding Nature of Amendments, Notice, Notations, etc. Any instrument given by or on behalf of any holder of a Security in connection with any consent to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be conclusive and binding on all holders of Securities, whether or not they have given such consent, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities, the Guarantees or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities affected thereby, in all cases as provided in the Securities.

         Securities authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent, the Issuer and the Guarantor as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities modified to conform, in the opinion of the Fiscal Agent, the Issuer and the Guarantor, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may be prepared by the Issuer and the Guarantor, authenticated by the Fiscal Agent (or any authenticating agent appointed pursuant to Section 3 hereof) and delivered in exchange for Outstanding Securities.

                  (c) "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

                      (i) Securities theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation or held by the Fiscal Agent for reissuance but not reissued by the Fiscal Agent;

                      (ii) Securities which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and any interest thereon shall have been made available to the Fiscal Agent; or

                      (iii) Securities which have been defeased pursuant to
         Section 15(b) hereof; or

                      (iv) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities have consented to any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities owned directly or indirectly by the Issuer or Guarantor or any affiliate of the Issuer or Guarantor shall be disregarded and deemed not to be Outstanding.

         13. GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

         14. Notices.

         All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Fiscal Agent shall be delivered, transmitted by facsimile, telexed or telegraphed to it at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Kathy Kruzich, facsimile no. (312) 828-6052 or if sent to the Issuer shall be delivered, transmitted by facsimile, telexed or telegraphed to it at 1400 Smith Street, Houston, Texas 77002, Attention: Rodney L. Gray, Senior Vice President and Treasurer, facsimile no. (713) 758-8093, or if sent to the Guarantor shall be delivered, transmitted by facsimile, telexed or telegraphed to it at 1400 Smith Street, Houston, Texas 77002, Attention: Rodney L. Gray, Senior Vice President, Finance and Treasurer, facsimile no. (713) 758-8093. The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

         If the Fiscal Agent shall receive any notice or demand addressed to the Issuer or the Guarantor by the holder of a Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer and the Guarantor.

         15. Defeasance (Legal and Covenant).

                  (a) Issuer's and Guarantor's Option to Effect Defeasance or Covenant Defeasance. The Issuer and the Guarantor may at their option, by Order of the Issuer and the Guarantor delivered to the Fiscal Agent, elect to have either Section 15(b) or Section 15(c) applied to the Outstanding Securities and related Guarantees upon compliance with the conditions set forth below in this
Section 15.

                  (b) Defeasance and Discharge. Upon exercise by the Issuer and the Guarantor of the option provided in Section 15(a) applicable to this Section 15(b), the Issuer and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to the outstanding Securities and related Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Issuer or the Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Securities and to have satisfied all their respective other obligations under such Securities, the related Guarantees and this Agreement insofar as the Securities and Guarantees are concerned (and the Issuer or the Guarantor, as the case may be, and the Fiscal Agent shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of holders of the Securities to receive, solely from the trust fund described in Section 15(d) and as more fully set forth in such Section, payments in respect of the principal of and any interest on the Securities when such payments are due, (ii) the Issuer's and Guarantor's respective obligations with respect to the Securities under Sections 1(d), 2, 4(a), 5, 6, 7(a), 7(b), 9 and 10 of this Agreement and paragraphs 3, 4(a), 9 (insofar as it relates to Sections 7(a) and 7(b) of this Agreement), 10 and 11 of the Securities and (iii) this Section 15. Subject to compliance with this Section 15, the Issuer and Guarantor may exercise their option under this Section 15(b) notwithstanding the prior exercise of their option under Section 15(c).

                  (c) Covenant Defeasance. Upon the Issuer's or Guarantor's exercise of the option provided in Section 15(a) applicable to this Section 15(c), the Issuer and Guarantor shall be released from their obligations under paragraphs 6(c), 7, and 8(a)(iii) of the Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Issuer and Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of the Issuer's and Guarantor's obligations shall be unaffected thereby.

                  (d) Conditions to Defeasance and Covenant Defeasance. The following shall be the conditions to application of either Section 15(b) or
Section 15(c) to the then Outstanding Securities:

                      (i) The Issuer or Guarantor shall irrevocably have deposited or caused to be deposited with a trustee, who may be the Fiscal Agent and who shall agree to comply with the provisions of this
         Section 15 applicable to it (the "Defeasance Trustee"), as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities, (A) money in an amount, or (B) U.S. Government Obligations and/or Eligible Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Defeasance Trustee, to pay and discharge, and which shall be applied by the Defeasance Trustee to pay and discharge, the principal of and each installment of interest on the Securities not later than one day before the stated maturity of such principal or installment of interest in accordance with the terms of this Agreement and of the Securities. For this purpose: "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt; and "Eligible Obligations" means interest bearing obligations as a result of the deposit of which the Securities are rated in the highest generic long-term debt rating category assigned to legally defeased debt by one or more nationally recognized rating agencies.

                      (ii) In the case of an election under Section 15(b), the Issuer and the Guarantor shall have delivered to the Defeasance Trustee an opinion of counsel stating that (x) the Issuer and the Guarantor have received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (y) since the date of this Agreement there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the Outstanding Securities and related Guarantees will not recognize gain or loss for U.S. Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                      (iii) In the case of an election under Section 15(c), the Issuer and the Guarantor shall have delivered to the Defeasance Trustee an opinion of counsel to the effect that the holders of the Outstanding Securities and related Guarantees will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                      (iv) No event of default under paragraph 6 of the Securities or event which with notice or lapse of time or both would become such an event of default shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs 6(d) and (e) of the Securities are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                      (v) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer or the Guarantor is a party or by which it is bound.

                      (vi) The Issuer and the Guarantor shall each have delivered to the Fiscal Agent and the Defeasance Trustee an Officers' Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 15(b) or the covenant defeasance under Section 15(c) (as the case may be) have been complied with.

                      (vii) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

                  (e) Deposit in Trust; Miscellaneous. All money, U.S. Government Obligations and Eligible Obligations (including the proceeds thereof) deposited with the Defeasance Trustee pursuant to Section 15(d) in respect of the Securities shall be held in trust and applied by the Defeasance Trustee, in accordance with the provisions of the Securities and this Agreement, to the payment, either directly or through any Paying Agent as the Defeasance Trustee may determine, to the holders of the Securities, of all sums due and to become due thereon in respect of principal and any interest, but such money need not be segregated from other funds except to the extent required by law. Any money deposited with the Defeasance Trustee for the payment of the principal of or any interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer or Guarantor, as the case may be, upon Order; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer or Guarantor, as the case may be, for payment thereof, and all liability of the Defeasance Trustee with respect to such trust money shall thereupon cease.

         The Issuer and the Guarantor shall pay and indemnify the Defeasance Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Eligible Obligations deposited pursuant to
Section 15(d) or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of the Outstanding Securities.

         Anything in this Section 15 to the contrary notwithstanding, the Defeasance Trustee shall deliver or pay to the Issuer or Guarantor, as the case may be, from time to time upon the request of the Issuer or Guarantor any money, U.S. Government Obligations or Eligible Obligations held by it as provided in
Section 15(d) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Defeasance Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                  (f) Reinstatement. If the Defeasance Trustee is unable to apply any money in accordance with Section 15(b) or 15(c) by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's and Guarantor's obligations under this Agreement and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Section 15 until such time as the Defeasance Trustee is permitted to apply all such money in accordance with Section 15(b) or 15(c); provided, however, that if the Issuer and Guarantor make any payment of principal of or interest on any Security following the reinstatement of their obligations, the Issuer and Guarantor shall be subrogated to the rights of the holders of such Securities to receive such payment from the money held by the Defeasance Trustee.

         16. Headings.

         The section headings herein are for convenience only and shall not affect the construction hereof.

         17.      Counterparts.

         This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

         18. Successors and Assigns.

         All covenants and agreements in this Agreement by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

         19.      Separability Clause.

         In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and. enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement and affixed their respective corporate seals as of the date first above written.

                                              NORTHERN NATURAL GAS COMPANY
[Corporate Seal]
                                              By:        /s/ Rodney L. Gray
                                              Name:      Rodney L. Gray
                                              Title:     Senior Vice President
                                                         and Treasurer

Attest:


By:        /s/ Elaine V. Overturf
Name:      Elaine V. Overturf
Title:     Deputy Corporate Secretary

                                              ENRON CORP.
[Corporate Seal]
                                              By:        /s/ Rodney L. Gray
                                              Name:      Rodney L. Gray
                                              Title:     Senior Vice President,
                                                         Finance and Treasurer

Attest:


By:         /s/ Elaine V. Overturf
Name:      Elaine V. Overturf
Title:     Deputy Corporate Secretary

                                               Continental Bank, National
                                               Association
[Corporate Seal]
                                               By:        /s/ Greg Jordan
                                                          Vice President

Attest:


By:   /s/ T. H. Linters
          Vice President

                                    EXHIBIT A


                                FORM OF SECURITY


                                                                 [Form of Face
                                                                  of Security]


         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE `ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. THE EXEMPTION PROVIDED BY RULE 144A UNDER THE ACT MAY BE AVAILABLE TO PERMIT SALE OR TRANSFER OF THIS SECURITY TO QUALIFIED INSTITUTIONAL BUYERS (WITHIN THE MEANING OF RULE 144A) WITHOUT REGISTRATION.

         EACH HOLDER OF THIS SECURITY REPRESENTS TO THE ISSUER THAT (A) SUCH HOLDER WILL NOT SELL OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM THE LATER OF May 11, 1993 OR THE DATE ON WHICH THIS SECURITY WAS LAST HELD BY AN AFFILIATE OF THE ISSUER OR THE GUARANTOR OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A, (II) TO A NON-U.S. PERSON IN A TRANSACTION COMPLYING WITH REGULATION S UNDER THE ACT, (III) FOLLOWING TWO YEARS FROM SUCH TIME, IN A TRANSACTION COMPLYING WITH RULE 144 UNDER THE ACT, OR (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT (IT BEING UNDERSTOOD THAT AS A CONDITION TO THE REGISTRATION OF TRANSFER OF THIS SECURITY, THE ISSUER, THE GUARANTOR OR THE FISCAL AGENT MAY, IN CIRCUMSTANCES THEY BELIEVE APPROPRIATE, REQUIRE EVIDENCE AS TO COMPLIANCE WITH ANY SUCH EXEMPTION) AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         THE FOREGOING LEGENDS MAY BE REMOVED FROM THE SECURITIES ON THE CONDITIONS SPECIFIED IN THE FISCAL AGENCY AGREEMENT.

No. R- .........                                                  [Denomination]

                          NORTHERN NATURAL GAS COMPANY

                       6 7/8% Senior Notes due May 1, 2005

         NORTHERN NATURAL GAS COMPANY, a corporation duly organized under the laws of the State of Delaware (herein called the "Issuer"), for value received, hereby promises to pay to __________________ or registered assigns, the principal sum of __________________ on May 1, 2005 and to pay interest thereon from May 11, 1993 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing November 1, 1993 (each an "Interest Payment Date"), at the rate of 6 7/8% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the above rate plus 1% per annum on any overdue principal and on any overdue installment of interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the April 15 or October 15 (whether or not a business day), as the case may be (each a "Regular Record Date"), next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of Securities not less than 10 days prior to such special record date.

         Principal of this Security shall be payable against surrender hereof at the corporate trust office or office of an agent of the Fiscal Agent hereinafter referred to or at such other offices or agencies as the Issuer and Enron Corp., a Delaware corporation (the "Guarantor"), may designate and at the offices of such other Paying Agents as the Issuer and Guarantor shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal shall be made against surrender of this Security, and payments of interest on this Security shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the aforementioned register or, in the case of payments of principal to such other address as the registered holder may specify upon such surrender; provided, however, that any payments shall be made, in the case of a registered holder of at least $1,000,000 aggregate principal amount of Securities, by transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payments are to be made. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this Security have been made available for payment and either paid or returned to the Issuer or Guarantor, as the case may be, as provided herein, it will at all times maintain an established place of business or agency in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Securities as herein provided.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, neither this Security nor the Guarantee endorsed hereon shall be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed in facsimile and its corporate seal to be affixed hereto.

Date:                                          NORTHERN NATURAL GAS COMPANY

                                               By: ____________________________
                                                      President and Chief
                                                      Executive Officer

[Corporate Seal]

Attest:


____________________________
Vice President and Secretary


         This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

                                               Continental Bank, National,
                                               Association, as Fiscal Agent

                                               ______________________________
                                               By:

                                                               [Form of reverse
                                                                   of Security]

         1. This Security is one of a duly authorized issue of securities of the Issuer designated as its 6 7/8% Senior Notes due May 1, 2005 (herein called the "Securities"), unconditionally guaranteed as to payment of principal and interest (the "Guarantees") by the Guarantor, limited in aggregate principal amount to $100,000,000, issued and to be issued in accordance with a Fiscal Agency Agreement, dated as of May 4, 1993 (herein called the "Fiscal Agency Agreement"), among the Issuer, the Guarantor and Continental Bank, National Association, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent which at the date hereof is at 231 South LaSalle Street, Chicago, Illinois.

                The Securities are unsecured direct, unconditional and general obligations of the Issuer and will rank equally with all other unsecured and unsubordinated indebtedness of the Issuer.

         2. The Securities are issuable only in fully registered form, without coupons, in minimum denominations of U.S. $250,000 and integral multiples of $1,000 above that amount.

         3. The Issuer and the Guarantor shall maintain in the Borough of Manhattan, The City of New York, an established place of business or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer and Guarantor have initially appointed the Fiscal Agent acting through its corporate trust office in Chicago, Illinois and at its agent's office in the Borough of Manhattan, The City of New York, as their agent for such purpose and the Issuer and the Guarantor have agreed to cause to be kept at such offices a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and of transfers of Securities. The Issuer and Guarantor reserve the right to vary or terminate the appointment of the Fiscal Agent as security registrar or of any Transfer Agent or to appoint additional or other registrars or Transfer Agents or to approve any change in the office through which any security registrar or any Transfer Agent acts, provided that there will at all times be a security registrar or agent thereof in the Borough of Manhattan, The City of New York. Registered holders of the Securities will receive notice of any such change.

                  The transfer of a Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal Agent or the office of the agent of the Fiscal Agent or any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Guarantor and the Fiscal Agent duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute; and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities with Guarantees endorsed thereon, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

                  At the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent or at the corporate trust office of the Fiscal Agent or agent thereof. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities with Guarantees endorsed thereon which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected upon the Transfer Agent or the Fiscal Agent, as the case may be, being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer and Guarantor may from time to time agree with the Transfer Agent and the Fiscal Agent.

                  All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations, of the Issuer and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits, as the Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer and the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Fiscal Agent and any agent of the Issuer, the Guarantor or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Guarantor, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         4. (a) The Issuer shall pay to the Fiscal Agent at its principal office in Chicago, Illinois on or prior to each Interest Payment Date and the maturity date of the Securities, in such amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on and the principal of the Securities due and payable on such Interest Payment Date or maturity date, as the case may be in funds available on such date. The Fiscal Agent shall apply the amounts so paid to it to the payment of such interest and principal in accordance with the terms of the Securities. Any monies paid by the Issuer or the Guarantor, as the case may be to the Fiscal Agent for the payment of the principal of or interest on any Securities and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or otherwise) shall then be repaid to the Issuer or the Guarantor, as the case may be, upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer or the Guarantor may have to pay the principal of and interest on this Security as the same shall become due.

                  (b) In any case where the due date for the payment of the principal of or interest on any Security shall be at any place of payment a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

         5. The Issuer or the Guarantor, as the case may be, shall pay all stamp and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the issuance of this Security. Except as otherwise provided in this Security, neither the Issuer nor the Guarantor shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

         6. In the event of:

                  (a) default in the payment of any interest on any Security for a period of 30 days after the date when due; or

                  (b) default in the payment of the principal of any Security when due (whether at maturity or otherwise); or

                  (c) default in the performance or breach of any other covenant or agreement of the Issuer or the Guarantor contained in the Securities or the Guarantees or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice of such default requiring the Issuer or the Guarantor to remedy the same and stating that such notice is a "Notice of Default" shall first have been given to the Issuer and the Fiscal Agent by the holders of at least 25% in principal amount of the Securities at the time Outstanding (as defined in the Fiscal Agency Agreement); or

                  (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Issuer or the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Guarantor Under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of the property of the Issuer or the Guarantor, or ordering the winding up or liquidation of the affairs of the Issuer or the Guarantor, and any such decree or order for relief or any such other decree or order shall continue unstayed and in effect for a period of 60 consecutive days; or

                  (e) commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or the Guarantor to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or the Guarantor, or the filing by the Issuer or the Guarantor of a petition or answer or consent seeking reorganization or relief under any such applicable Federal or State law, or the consent by the Issuer or the Guarantor to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or the making by the Issuer or the Guarantor of an assignment for the benefit of creditors, or the taking of action by the Issuer or the Guarantor in furtherance of any such action;

the registered holder of this Security may, at such holder's option, declare the principal of this Security and the interest accrued hereon to be due and payable immediately by written notice to the Issuer and the Fiscal Agent at its corporate trust office, and unless all such defaults shall have been cured by the Issuer or the Guarantor prior to receipt of such written notice, the principal of the Security and the interest accrued thereon shall become and be immediately due and payable. For purposes of the Securities, "Subsidiary" of the Issuer or the Guarantor means a corporation all of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or the Guarantor, as the case may be, or by one or more other Subsidiaries, or by the Issuer or the Guarantor, as the case may be, and/or one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         7. So long as any of the Securities are Outstanding, neither the Issuer nor the Guarantor will pledge, mortgage or hypothecate, or permit to exist, and will not cause, suffer or permit any Subsidiary of it to pledge, mortgage or hypothecate, or permit to exist, except in favor of the Issuer or the Guarantor, as the case may be, or any Subsidiary of it, any mortgage, pledge or other lien upon, any Principal Property (as hereinafter defined) at any time owned by it, to secure any Indebtedness (as hereinafter defined) of it, without making effective provision whereby the Outstanding Securities shall be equally and ratably secured with any and all such Indebtedness of the Company and whereby the Guarantees of Outstanding Securities will be equally and ratably secured with any and all such Indebtedness of the Guarantor, as the case may be, and with any other Indebtedness of it similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to or prevent the creation or existence of:

                  (i) undetermined or inchoate liens and charges incidental to construction, maintenance, development or operation;

                  (ii) any liens of taxes and assessments for the then current year;

                  (iii) any liens of taxes and assessments not at the time delinquent;

                  (iv) any liens of specified taxes and assessments which are delinquent but the validity of which is being contested in good faith at the time by the Issuer or the Guarantor, as the case may be, or any Subsidiary of it;

                  (v) any liens reserved in leases for rent and for compliance with the terms of the lease in the case of leasehold estates;

                  (vi) any obligations or duties, affecting the property of the Issuer or the Guarantor, as the case may be, or any Subsidiary of it, to any municipality or public authority with respect to any franchise, grant, license, permit or similar arrangement;

                  (vii) the liens of any judgments or attachments in an aggregate amount not in excess of $10,000,000, or the lien of any judgment or attachment the execution or enforcement of which has been stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond;

                  (viii) any mortgage, pledge, lien or encumbrance on any property held or used by the Issuer or the Guarantor, as the case may be, or any Subsidiary of it in connection with the exploration for, development of or production of oil, gas, natural gas (including liquified gas and storage gas), other hydrocarbons, helium, coal, metals, minerals, steam, timber, geothermal or other natural resources or synthetic fuels, such properties to include, but not be limited to, the interest of the Issuer or the Guarantor, as the case may be, or such Subsidiary in any mineral fee interests, oil, gas or other mineral leases, royalty, overriding royalty or net profits interests, production payments and other similar interests, wellhead production equipment, tanks, field gathering lines, leasehold or field separation and processing facilities, compression facilities and other similar personal property and fixtures;

                  (ix) any mortgage, pledge, lien or encumbrance on oil, gas, natural gas (including liquified gas and storage gas), and other hydrocarbons, helium, coal, metals, minerals, steam, timber, geothermal or other natural resources or synthetic fuels produced or recovered from any property, an interest in which is owned or lease by the Issuer or the Guarantor, as the case may be, or any Subsidiary of it;

                  (x) mortgages, pledges, liens or encumbrances upon any property heretofore or hereafter acquired, created at the time of acquisition or within 365 days thereafter to secure all or a portion of the purchase price thereof, or existing thereon at the date of acquisition, whether or not assumed by the Issuer or the Guarantor, as the case may be, or any Subsidiary of it, provided that every such mortgage, pledge, lien or encumbrance shall apply only to the property so acquired and fixed improvements thereon;

                  (xi) any extension, renewal or refunding, in whole or in part, of any mortgage, pledge, lien or encumbrance permitted by Section (x) above, if limited to the same property or any portion thereof subject to, and securing not more than the amount secured by, the mortgage, pledge, lien or encumbrance extended, renewed or refunded;

                  (xii) mortgages, pledges, liens or encumbrances upon any property heretofore or hereafter acquired by any corporation that is or becomes such a Subsidiary of the Issuer or the Guarantor, as the case may be, after the date of the Fiscal Agency Agreement ("Acquired Entity"), provided that every such mortgage, pledge, lien or encumbrance (1) shall either (a) exist prior to the time the Acquired Entity becomes such a Subsidiary or (b) be created at the time the Acquired Entity becomes such a Subsidiary or within 365 days thereafter to secure all or a portion of the acquisition price thereof and (2) shall only apply to those properties owned by the Acquired Entity at the time it becomes such a Subsidiary or thereafter acquired by it from sources other than the Issuer or the Guarantor, as the case may be, or any other Subsidiary of it;

                  (xiii) the pledge of current assets, in the ordinary course of business, to secure current liabilities;

                  (xiv) mechanics' or materialmen's liens, any liens or charges arising by reason of pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders, leases of real estate, bids or contracts (other than contracts for the payment of money), deposits to secure duties or public or statutory obligations, deposits to secure, or in lieu of, surety, stay or appeal bonds, and deposits as security for the payment of taxes or assessments or similar charges;

                  (xv) any lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Issuer or the Guarantor, as the case may be, or any Subsidiary of it or as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Issuer or the Guarantor, as the case may be, or any such Subsidiary to maintain self-insurance or to participate in any funds established to cover any insurance risks or in connection with workmen's compensation, unemployment insurance, old age pensions or other social security, or to share in the privileges or benefits required for companies participating in such arrangements;

                  (xvi) any lien to secure Indebtedness of the Issuer or the Guarantor, as the case may be, other than Funded Dent (as hereinafter defined);

                  (xvii) any mortgage, pledge, lien or encumbrance of or upon any office equipment, data processing equipment (including, without limitation, computer and computer peripheral equipment), or transportation equipment (including without limitation, motor vehicles, tractors, trailers, marine vessels, barges, towboats, rolling stock and aircraft);

                  (xviii) any mortgage, pledge, lien or encumbrance created or assumed by the Issuer or the Guarantor, as the case may be, or any Subsidiary of it in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to the Internal Revenue Code of 1986, as amended, for the purpose of financing, in whole or in part, the acquisition or construction of property to be used by the Issuer or the Guarantor, as the case may be, or any such Subsidiary; or

                  (xix) the pledge or assignment of accounts receivable, or the pledge or assignment of conditional sales contracts or chattel mortgages and evidences of indebtedness secured thereby, received in connection with the sale by the Issuer or the Guarantor, as the case may be, or any Subsidiary of it of goods or merchandise to customers of the Issuer, the Guarantor or any Subsidiary.

                  In case the Issuer or the Guarantor, as the case may be, or any Subsidiary of it shall propose to pledge, mortgage or hypothecate any Principal Property at any time owned by it to secure any of its Indebtedness, other than as permitted by subdivisions (i) to (xix), inclusive, of this Paragraph 7, the Issuer or the Guarantor, as the case may be, will prior thereto give written notice thereof to the Fiscal Agent, and the Issuer will, or will cause such Subsidiary to, prior to or simultaneously with such pledge, mortgage or hypothecation, effectively secure all the Securities equally and ratably with such Indebtedness or the Guarantor will, or will cause such Subsidiary to, prior to or simultaneously with such pledge, mortgage or hypothecation, effectively secure all the Guarantees equally and ratably with such Indebtedness.

                  Notwithstanding the foregoing provisions of this Paragraph 7, the Issuer or the Guarantor, as the case may be, or any Subsidiary of it may issue, assume or guarantee Indebtedness secured by a mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Indebtedness of the Issuer or the Guarantor, as the case may be, or a Subsidiary of it secured by a mortgage which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Indebtedness permitted to be secured under clauses
(i) through (xix) above), does not at the time exceed 10% of the Consolidated Net Tangible Assets of the Issuer or the Guarantor, as the case may be, as shown on its audited consolidated financial statements as of the end of the fiscal year preceding the date of determination.

                  For purposes of the Securities,

                  "Consolidated Net Tangible Assets" of any corporation means total assets less (a) total current liabilities (excluding indebtedness due within 365 days) and (b) goodwill, patents and trademarks, all as reflected in such corporation's audited consolidated balance sheet preceding the date of a determination under the immediately preceding paragraph of this Paragraph 7.

                  "Funded Debt" as applied to any corporation means all Indebtedness incurred, created, assumed or guaranteed by such corporation, or upon which it customarily pays interest charges, which matures, or is renewable by such corporation to a date, more than one year after the date as of which Funded Debt is being determined; provided, however, that the term "Funded Debt" shall not include (i) Indebtedness incurred in the ordinary course of business representing borrowings, regardless of when payable, of such Corporation from time to time against, but not in excess of the face amount of, its installment accounts receivable for the sale of appliances and equipment sold in the regular course of business or (ii) advances for construction and security deposits received by such corporation in the ordinary course of business.

                  "Indebtedness" as applied to any corporation, shall mean bonds, debentures, notes and other instruments representing obligations created or assumed by any such corporation for the repayment of money borrowed (other than unamortized debt discount or premium). All Indebtedness secured by a lien upon property owned by any corporation and upon which Indebtedness any such corporation customarily pays interest, although any such corporation has not assumed or become liable for the payment of such Indebtedness, shall for all purposes of the Securities and Guarantees be deemed to be Indebtedness of any such corporation. All Indebtedness for money borrowed incurred by other persons which is directly guaranteed as to payment of principal by any corporation shall for all purposes of the Securities and Guarantees be deemed to be Indebtedness of such corporation, but no other contingent obligation of such corporation in respect of Indebtedness incurred by other persons shall for any purpose be deemed Indebtedness of such corporation. Indebtedness of any corporation shall not include: (i) amounts which are payable only out of all or a portion of the oil, gas, natural gas, helium, coal, metals, minerals, steam, timber, hydrocarbons, or geothermal or other natural resources produced, derived, or extracted from properties owned or developed by such corporation; (ii) any amount representing capitalized lease obligations; (iii) any indebtedness incurred to finance oil, gas, natural gas, helium, coal, metal, mineral, steam, timber, hydrocarbons, or geothermal or other natural resources or synthetic fuel exploration or development, payable with respect to principal and interest, solely out of the proceeds of oil, gas, natural gas, helium, coal, metals, minerals, steam, timber, hydrocarbons, or geothermal or other natural resources or synthetic fuel to be produced, sold, and/or delivered by any such corporation; (iv) indirect guarantees or other contingent obligations in connection with the Indebtedness of others, including agreements, contingent or otherwise, with such other persons or with third persons with respect to, or to permit or ensure the payment of, obligations of such other persons, including, without limitation, agreements to purchase or repurchase obligations of such other persons, agreements to advance or supply funds to or to invest in such other persons, or agreements to pay for property, products, or services of such other persons (whether or not conferred, delivered or rendered), and any demand charge, throughput, take-or-pay, keep-well, make-whole, cash deficiency, maintenance of working capital or earnings or similar agreements; and (v) any guarantees with respect to lease or other similar periodic payments to be made by other persons.

                  "Principal Property" of the Issuer or the Guarantor, as the case may be, means any oil or gas pipeline, gas processing plant or chemical plant located in the United States, except any such pipeline, facility, station or plant that in the opinion of the Board of Directors of the Issuer or the Guarantor, as the case may be, is not of material importance to the total business conducted by the Issuer or the Guarantor, as the case may be, or its Subsidiaries. "Principal Property" shall not include any oil or gas property, the production or any proceeds of production from an oil or gas producing property or the production or any proceeds of production of gas processing plants or oil or gas or petroleum products in any pipeline. With respect to the Issuer only, "Principal Property" shall also include any gas storage facility or gas compressor station located in the United States, except any such facility or station that in the opinion of the Board of Directors of the Issuer is not of material importance to the total business conducted by the Issuer or its Subsidiaries, and "Principal Property" shall not include any liquified natural gas plants and related storage facilities or any natural gas liquids processing plants.

          8. (a) Neither the Issuer nor the Guarantor shall consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, and neither the Issuer nor the Guarantor shall permit any person to consolidate with or merge into the Issuer or the Guarantor, respectively, or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer or Guarantor, respectively, unless:

                           (i) in case the Issuer or the Guarantor shall consolidate with or merge into another person or convey, transfer or lease its properties and assets substantially as an entirety to any person, the person formed by such consolidation or into which the Issuer or the Guarantor, respectively, is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer or the Guarantor, respectively, substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia (the "Successor Person") and shall expressly assume, by amendment to the Fiscal Agency Agreement signed by the Issuer, the Guarantor and such Successor Person and delivered to the Fiscal Agent, (x) in the case of the Issuer, the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant hereof and of the Fiscal Agency Agreement on the part of the Issuer to be performed or observed or, (y) in the case of the Guarantor, the Guarantees endorsed on all the Securities and the performance or observance of every covenant thereof and of the Fiscal Agency Agreement on the part of the Guarantor to be performed or observed;

                           (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or the Guarantor, respectively, or any Subsidiary of it as a result of such transaction as having been incurred by the Issuer or the Guarantor, respectively, or any such Subsidiary at the time of such transaction, no event of default (as set forth in Paragraph 6), and no event which, with notice or lapse of time or both, would become such an event of default, shall have happened and be continuing;

                           (iii) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer or the Guarantor, respectively, or any Subsidiary of it would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by Paragraph 7 hereof, the Issuer or the Guarantor, respectively, or the Successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities or the Guarantees endorsed thereon, respectively, equally and ratably with (or prior to) all Indebtedness secured by such mortgage, pledge, lien, security interest or other encumbrance; and

                           (iv) the Issuer or the Guarantor, respectively, has delivered to the Fiscal Agent an Officers' Certificate and a written opinion or opinions of counsel satisfactory to the Fiscal Agent (who may be counsel to the Issuer or the Guarantor), stating that such consolidation, merger, conveyance, transfer or lease and such amendment to the Fiscal Agency Agreement comply with this Paragraph 8 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                (b) Upon any such consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Issuer or the Guarantor, respectively, substantially as an entirety in accordance with paragraph 8(a), the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Guarantor, respectively, under the Fiscal Agency Agreement and the Securities or the Guarantees endorsed thereon, respectively, with the same effect as if the Successor Person had been named as the Issuer or the Guarantor, respectively, in the Fiscal Agency Agreement and the Securities or Guarantees endorsed thereon, respectively, and thereafter the Issuer or the Guarantor, respectively, except in the case of a lease of its properties and assets, shall be released from its liability as obligor on any of the Securities or the Guarantees endorsed thereon, respectively, and under the Fiscal Agency Agreement.

         9. Section 7 of the Fiscal Agency Agreement, which requires the Issuer and the Guarantor to provide registered holders of Securities or, in the case of clauses (a) and (b) thereof, designated prospective purchasers of Securities with certain information and an Officers' Certificate, is hereby incorporated mutatis mutandis by reference herein.

         10. Until the date that is three years from the date of original issuance of the Securities, the Issuer and the Guarantor will not, and will not permit any of their "affiliates" (as defined under Rule 144 under the Act or any successor provision thereto) to, resell any Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

         11. If any mutilated Security is surrendered to the Fiscal Agent, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver in exchange therefor, a new Security with a Guarantee endorsed thereon of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         If there be delivered to the Issuer, the Guarantor and the Fiscal Agent
(i) evidence to their satisfaction of the destruction, loss or theft of any Security or related Guarantee and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Issuer, the Guarantor or the Fiscal Agent that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Fiscal Agent shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security a new Security with a Guarantee endorsed thereon of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         Upon the issuance of any new Security with a Guarantee endorsed thereon under this Paragraph, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent) connected therewith.

         Every new Security issued pursuant to this Paragraph in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Issuer guaranteed by the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

         Any new Security delivered pursuant to this Paragraph shall be so dated that neither gain nor loss in interest shall result from such exchange.

         The provisions of this Paragraph 11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and related Guarantees.

          12. Section 11 of the Fiscal Agency Agreement, which subject to certain conditions permits the Guarantor at its election to assume, in whole but not in part, the obligations of the Issuer under the Securities and the Fiscal Agency Agreement, at any time on or after November 12, 1993, and provides that upon such assumption the Issuer shall be released from such obligations, is hereby incorporated mutatis mutandis by reference herein.

         13. Section 12 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and by written consent of a majority in the principal amount of all Outstanding Securities, the Issuer, the Guarantor and the Fiscal Agent may modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or Guarantee or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities and Guarantees may be modified or amended by the Issuer, the Guarantor and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (i) adding to the covenants of the Issuer or the Guarantor for the benefit of the holders of Securities; or (ii) surrendering any right or power conferred upon the Issuer or the Guarantor, or (iii) securing the Securities or the Guarantees pursuant to the requirements of the Securities or the Guarantees or otherwise, or (iv) evidencing the succession of another corporation to the Issuer or the Guarantor and the assumption by any such successor of the covenants and obligations of the Issuer or the Guarantor in the Securities or the Guarantees, respectively, or in the Fiscal Agency Agreement pursuant to Paragraph 8 hereof, or (v) evidencing the assumption by the Guarantor of the covenants and obligations of the Issuer in the Securities and the Fiscal Agency Agreement pursuant to Paragraph 12 hereof, or (vi) correcting or supplementing any defective provision contained in the Securities, the Guarantees or in the Fiscal Agency Agreement, to all of which each holder of any Security, by acceptance thereof, consents.

         14. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         15. This Security is subject to the provisions of Section 15 of the Fiscal Agency Agreement (which are incorporated mutatis mutandis by reference herein) which provide for the defeasance at any time of (i) the entire indebted-ness of this Security or (ii) certain covenants and events of default, in each case upon compliance with certain conditions set forth therein.

         16. THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    EXHIBIT B

                                FORM OF GUARANTEE


         FOR VALUE RECEIVED, Enron Corp., a corporation duly organized under the laws of the State of Delaware (the "Guarantor"), hereby unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal or and interest on such Security, when and as the same shall become due and payable, whether at maturity, upon acceleration, or otherwise, according to the terms thereof and of the Fiscal Agency Agreement referred to therein. In case of the failure of Northern Natural Gas Company or any successor thereto (the "Issuer") punctually to pay any such principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or otherwise, and as if such payment were made by the Issuer.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of said Security or said Fiscal Agency Agreement, any failure to enforce the provisions of said Security or said Fiscal Agency Agreement, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the holder of said Security or the Fiscal Agent under said Fiscal Agency Agreement, the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency, or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal and interest in respect of said Security and the complete performance of all other obligations contained in said Security.

         The Guarantor shall be subrogated to all rights of the holder of said Security against the Issuer in respect of any amounts paid to such holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payment arising out of or based upon, such right of subrogation until the principal of and interest on all the Securities (as defined in said Security) shall have been paid in full.

         No reference herein to said Fiscal Agency Agreement and no provision of this Guarantee or of said Fiscal Agency Agreement shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed.

         The Guarantor hereby agrees to observe the provisions of said Security that by their terms are applicable to it, including without limitation those of Paragraph 7 of said Security. This Guarantee is subject to the provisions of
Section 15 of the Fiscal Agency Agreement (which are incorporated mutatis mutandis by reference herein) which provide for the defeasance at any time of
(i) the entire indebtedness of this Guarantee or (ii) certain covenants and events of default, in each case upon compliance with certain conditions set forth therein.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of said Security shall have been manually executed by or on behalf of the Fiscal Agent under said Fiscal Agency Agreement.

         THIS GUARANTEE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed in facsimile and its corporate seal to be affixed hereto.

                                            ENRON CORP.

                                            By: _______________________________
                                                     Chairman of the Board

Dated:        May 11, 1993

[Corporate Seal]

Attest:


____________________________
Vice President and Secretary





                                      B-2